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                                                                   EXHIBIT 10.21


                                   AMENDMENT
                             TO SECURITY AGREEMENT

     This is an Amendment to the Security Agreement dated as of December 16, 1999, by and among FLIR Systems, Inc., an Oregon corporation, and BANK OF AMERICA, N.A. a national banking association, as agent for the Lenders and its successors as agent for the Lenders (the "Security Agreement"). All capitalized terms herein shall have the meaning given in the Security Agreement.

                                    RECITALS
                                    --------

     The parties hereto desire to add certain items as Collateral to the Security Agreement.

     Therefore, the parties agree as follows:

     1. Section 2(a) of the Security Agreement is amended by deleting the existing Section 2(a) and replacing Section 2(a) in its entirety with the following:

         (a) Grant of Security Interest. As security for the payment and performance of the Secured Obligation, the Grantor hereby pledges, assigns, transfers, hypothecates and sets over to the Agent for its benefit and for the ratable benefit of the other Lender Parties, and hereby grants to the Agent for its benefit and for the ratable benefit of the other Lender Parties, a security interest in all of the Grantor's rights, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"): (i) all Accounts; (ii) all Chattel Paper; (iii) all Deposit Accounts; (iv) all Documents; (v) all Equipment; (vi) all General Intangibles; (vii) all Instruments; (viii) all Inventory; (ix) all Books; (x) all products and Proceeds of any and all of the foregoing; and (xi) all copyrights, patents, proprietary information, trade secrets, trademarks, service marks, trade names, trade dress, whether registered or unregistered, and all goodwill associated therewith, and all registrations and applications for registration thereof (collectively referred to as the "Intellectual Property"), including without limitation: (a) the trademark and service mark registrations described in Exhibit A attached hereto and all renewals thereof and any future trademark and service mark registrations and renewals thereof (the "Trademark Registrations"); (b) the applications for Trademark Registration described in Exhibit A and any Trademark Registrations that may be issued on any of those applications and any future Trademark Registration applications, to the full extent allowable by law (the "Trademark Applications"); (c) all common law rights in the marks described in Exhibit A; (d) all Patent Registrations including without limitation those described in Exhibit B attached hereto, and all applications therefor and all future applications and registrations (the "Patent Registrations"); (e) all Patent Applications including without limitation those described in Exhibit B attached hereto, and all applications therefor and all future applications and registrations (the "Patent Applications"); (f) all future royalties or other fees paid or payments made or owed to Grantor with respect to the Intellectual Property (the "Royalties"); and (g) proceeds of any and all of the foregoing (the Intellectual Property, Trademark Registrations, Trademark Applications, Common Law, Trademarks, Patent Registrations, Patent Applications, Copyright Registrations, Royalties, and such proceeds are referred to collectively as the "Intellectual Property Rights").

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     2.  Section 2 of the Security Agreement is amended by adding the following subsection:

         (d)  Covenants Relating to Patents and Trademarks.  The Grantor shall:

              (1) (A) Continue to use each trademark and service mark in such a manner as to maintain such trademark and service mark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such trademark or service mark, (C) employ such trademark or service mark with the appropriate notice of registration or notice of trademark or service mark, as applicable, sufficient to protect such trademark or service mark, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such trademark or service mark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or-knowingly omit to do any act whereby any trademark or service mark may be lost.

              (2) Not do any act, or omit to do any act, whereby any patent may become abandoned or dedicated.

              (3) Notify the Agent promptly if it knows that any application or registration relating to any material patent or material mark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country), regarding the Grantor's ownership of any patent or mark or its right to register the same or to keep and maintain the same.

              (4) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the patents and marks, including, without limitation, filing of applications for renewal, affidavits of use, affidavits of incontestability, and petitions to revive abandoned applications. The Grantor also will promptly make application on any patentable but unpatented inventions, and registerable but unregistered trademarks and service marks, and promptly report new applications and/or registrations to Agent.

                  (i) Promptly notify the Agent after it learns that any material patent or material mark is infringed, misappropriated or diluted in any material manner by a third party, and take such actions as it shall


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          reasonably deem appropriate under the circumstances to protect such patent or mark, including, where it shall reasonably deem appropriate, the bringing of suit for infringement, misappropriation or dilution, seeking injunctive relief where appropriate and seeking to recover any and all damages for such infringement, misappropriation or dilution.

                  (ii) Not make any assignment or agreement in conflict with the security interest in the patents or marks of the Grantor.

     3. Except as expressly modified by this Agreement, the terms of the Security Agreement, as amended prior to the date of this Agreement, shall remain unchanged and in full force and effect. Grantors' agreement to modify the Security Agreement pursuant to this Agreement shall not obligate Grantors to make any future modifications to the Security Agreement or any other loan document. Nothing in this Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Agent.

     5. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be executed by its respective officers or agents duly authorized as of the date first above written.


                              FLIR SYSTEMS, INC., an Oregon corporation



                              By:    /s/ James A. Fitzhenry
                                 -----------------------------------------------

                              Name:  James A. Fitzhenry
                                   ---------------------------------------------

                              Title: Senior Vice President and General Counsel
                                    --------------------------------------------


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